______________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 30, 2010, Christopher W. Hunt and Scott R. Stevens submitted their resignations from the Board of Directors of GeoResources, Inc. (the “Registrant”), effective on that day.  Neither Mr. Hunt’s resignation nor Mr. Stevens’ resignation was the result of any disagreement with the Registrant, known to an executive officer of the Registrant, on any matter relating to the Registrant’s operations, policies or practices.

On March 30, 2010, the Board of Directors of the Registrant appointed Bryant W. Seaman, III and Donald J. Whelley to fill the vacancies on the Board arising from the resignations of Mr. Hunt and Mr. Stevens.  Mr. Whelley was also appointed to serve on the Board’s Audit Committee, Compensation Committee and Nominating Committee.  Mr. Seaman was also appointed to serve on the Compensation Committee and the Nominating Committee.  Neither Mr. Seaman nor Mr. Whelley has any relationship with, nor has either of them engaged in any transactions with the Registrant that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

As non-employee directors, Mr. Seaman and Mr. Whelley are entitled to the same compensation as the other non-employee directors adopted by the Compensation Committee on February 3, 2009, which provides that each Registrant non-employee director will receive annual compensation of $23,000; each member of the Audit Committee will receive $8,000 per year; and each member of the Compensation Committee will receive $4,000 per year.

Mr. Seaman, age 57, has been Managing Director, Head of Family Company Advisory, Bessemer Trust, since November, 2005, advising clients regarding strategic alternatives, restructurings and recapitalizations, and liquidity events.  From 2004 through October, 2005 he was a Partner, Merchant Banking, of Gregory & Hoenemeyer, Inc.  From 2002 to 2004 he was Group Executive Vice President, International, of New York Stock Exchange, Inc.  From 1998 through 2001 he was a Managing Director of Deutsche Banc Alex. Brown.  From 1995 through 1997 he was a General Partner of Asia/Pacific Capital Partners, and from 1983 to 1995 he was a Managing Director, Investment Banking, at Credit Suisse First Boston.  Mr. Seaman holds an A.B. degree in Political Science from Stanford University and MBA and Juris Doctor degrees from Columbia University.

Mr. Whelley, age 55, has been a Managing Member of DJW Advisors, LLC since 2008, advising clients on their direct oil and gas investments, strategic resources, litigation  support and due diligence.  From 1993 to 2008 he was Executive Vice President of John S. Herold, Inc., where he was Chief Financial Officer and responsible for managing valuation and consulting engagements.  Prior to 1993 he held management positions with Damson Oil Corporation, B&D Equities, Inc., a broker-dealer; Granada Corporation, an agricultural biotech company; and Arthur Anderson & Co.  Mr. Whelley holds a B.S. degree in Accounting from Clarkson University.

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant issued a press release dated March 31, 2010 with respect to the foregoing Board resignations and appointments, which is attached hereto as Exhibit 99.1.

The exhibit attached hereto is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	GeoResources, Inc. Press Release dated March 31, 2010.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

By:	/s/ Frank A. Lodzinski Frank A. Lodzinski, Chief Executive Officer and President

Date: April 5, 2010

Exhibit 99.1
Contact:  Cathy Kruse
Telephone: 701-572-2020 ext 113
Cathy@georesourcesinc.com
FOR IMMEDIATE RELEASE

GeoResources, Inc. Announces Appointment of Two Independent Directors

Houston, Texas, March 31, 2010 - GeoResources, Inc., (NASDAQ:GEOI), today announced the appointment of two independent directors, Bryant W. Seaman, III, and Donald J. Whelley. Seaman and Whelley were appointed to fill the vacancies on the Board arising from the March 30th resignations of two independent directors, Christopher W. Hunt and Scott R. Stevens, each of whom had served on the Board since April, 2007.

Seaman, age 57, has been Managing Director, Head of Family Company Advisory, Bessemer Trust, since November, 2005 advising clients regarding strategic alternatives, restructurings and recapitalizations, and liquidity events.  From 2004 through October, 2005 he was a Partner, Merchant Banking, of Gregory & Hoenemeyer, Inc. From 2002 to 2004 he was Group Executive Vice President, International, of New York Stock Exchange, Inc. From 1998 through 2001 he was a Managing Director of Deutsche Banc Alex. Brown. From 1995 through 1997 he was a General Partner of Asia/Pacific Capital Partners, and from 1983 to 1995 he was a Managing Director, Investment Banking, and Credit Suisse First Boston. Mr. Seaman holds an A.B. degree in Political Science from Stanford University and MBA and Juris Doctor degrees from Columbia University.

Whelley, age 55, has been a Managing Member of DJW Advisors, LLC since 2008, advising clients on their direct oil and gas investments, strategic resources, litigation  support and due diligence. From 1993 to 2008 he was Executive Vice President of John S. Herold, Inc., where he was Chief Financial Officer and responsible for managing valuation and consulting engagements.  Prior to 1993 he held management positions with Damson Oil Corporation, B&D Equities, Inc., a broker-dealer; Granada Corporation, an agricultural biotech company; and Arthur Anderson & Co. Mr. Whelley holds a B.S. degree in Accounting from Clarkson University.

Frank A. Lodzinski, Chief Executive Officer and President of GeoResources, stated, “We thank Chris Hunt and Scott Stevens for their dedicated and valuable service to us for the past three years and we are going to miss their contributions to our company. We are very fortunate to have Bryant Seaman and Don Whelley join our Board and are extremely pleased that persons of their caliber chose to serve our company as independent directors.”

About GeoResources, Inc.
GeoResources, Inc. is an independent oil and gas company engaged in the acquisition and development of oil and gas reserves through an active and diversified program which includes purchases of reserves, re-engineering, and development and exploration activities, currently focused in the Southwest, Gulf Coast, and the Williston Basin.  For more information, visit our website at www.georesourcesinc.com.

Forward-Looking Statements

Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may," "will," "expect," "anticipate," "estimate" or "continue," or comparable words.  All statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements.  Readers are encouraged to read the SEC reports of the Company, readers are encouraged to read our Annual Report on Form 10-K for the year ended December 31, 2009, and any and all other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain free copies of filings containing information about GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov).